Rule 497(e)
Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

FIRST TRUST INTERMEDIATE DURATION INVESTMENT GRADE CORPORATE ETF

(the “Fund”)

SUPPLEMENT TO THE FUND’S STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 3, 2023

August 4, 2023

Notwithstanding anything to the contrary in the Statement of Additional Information, the sixth and seventh paragraphs of the section entitled Management of the Fund – Investment Advisor, are deleted in their entirety and replaced with the following:

As approved by the Trust’s Board of Trustees, the management fee paid to the Advisor will be reduced at certain levels of Fund net assets (“breakpoints”) and calculated pursuant to the schedule below, subject to the exception described herein:

Management Fee	Breakpoints
0.65000%	Fund net assets up to and including $2.5 billion
0.63375%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.61750%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.60125%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.58500%	Fund net assets greater than $10 billion up to and including $15 billion
0.55250%	Fund net assets greater than $15 billion

PLEASE KEEP THIS SUPPLEMENT WITH YOUR STATEMENT OF ADDITIONAL INFORMATION FOR
FUTURE REFERENCE